Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
26.	SUBSEQUENT EVENTS

The Group evaluated subsequent events for these consolidated financial statements through the date when the financial statements were available to be issued, May 15, 2014.

New borrowings and debt restructuring

In April 2014, Mechel Service signed loan agreements with MCB for the restructuring of the existing credit facilities in the amount of $105,000, bearing interest rate at 8% p.a. According to the loan agreements, the Group should repay the credit facility in December 2014. The obligations are secured by a pledge of property, plant and equipment.

In March 2014, Elgaugol signed two loan agreements for an aggregate amount of $2.5 billion with VEB for the project financing of the development of the Elga coal deposit. The loans have a maturity of 13.5 years, with a repayment grace period of 3.5 years. The financing is provided without recourse to the Group except for Elgaugol and is therefore excluded from our financial covenants calculations under all relevant loan agreements. The interest rate under the facilities is 8% p.a. during the 60-month period from the date of the agreements, and LIBOR plus 6% p.a. during the remaining period. The facilities are secured with Elgaugol proprietary land and land lease rights, pledge of immovable property of Elgaugol including construction in progress and pledge over property of Elgaugol with book value over 1 million Russian rubles per unit. There are no financial covenants and no guarantees issued in support of these facilities.

In  May 2014, the Group signed an agreement with VTB about refinancing and restructuring of the existing credit facilities in the amount up to 46.5 billion Russian rubles (approx. $1,519,715 at exchange rate as of December 31, 2013) (Note 10). In addition to the 25% plus 1 share of Mechel Mining OAO pledged under the agreement with VTB, the restructured obligations are secured by 12.5% shares of Mechel Mining OAO.